UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
Amendment No. 2

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 13, 2008

Lakeland Industries, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-15535	13-3115216
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

701 Koehler Avenue, Suite 7, Ronkonkoma, New York 11779-7410
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (631) 981-9700

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

As reported in a current report on Form 8-K filed by Lakeland Industries, Inc. (“Lakeland”), on May 15, 2008, and amended on July 25, 2008, on May 13, 2008 Lakeland completed the acquisition of Qualytextil, S.A. (“Qualytextil”). Pursuant to Item 9.01, this Form 8-K/A (amendment 2) amends Form 8-K/A (amendment 1) and is being filed in order to revise the Independent Auditors Report filed as exhibit 10.23 on July 25, 2008. In accordance with Securities Exchange Act Rule 12b-15, the complete text of Items 2.01 and 9.01 as amended are set forth below.

Item 2.01	Completion of Acquisition or Disposition of Assets.

On May 13, 2008, Lakeland completed the acquisition of Qualytextil and the other transactions contemplated by the Stock Purchase Agreement.  In connection with the closing of such acquisition, a total of R$6.3 million (USD$3.9 million) was used to repay outstanding debts of Qualytextil, R$7.8 million (USD$4.8 million) was retained in the various escrow funds as described, and the balance of R$7.7 million (USD$4.7 million) was paid to the Sellers at closing.  In accordance with the Stock Purchase Agreement, the funds from the Purchase Price, after the repayment of the outstanding debts of Qualytextil have been funded, will then have several “retained amounts” held in escrow for varying periods.  For purposes of the Stock Purchase Agreement, “retained amounts” mean the aggregate of: (i) up to R$649,000 (USD $395,000) to satisfy indemnification obligations under the Stock Purchase Agreement regarding certain contingencies of Qualytextil, which funds will remain in escrow for five (5) years or upon expiration of the statute of limitations applicable to such contingencies (whichever occurs first) and will only be released by mutual agreement between the parties to the Stock Purchase Agreement (the “Parties”); (ii) the amounts of R$355,369 (USD $216,030) corresponding to 10% of the receivables and R$268,874 (USD $163,449), corresponding to 10% of the stocks of Qualytextil both on December 31, 2007, to satisfy indemnification regarding contingencies of Qualytextil, which funds will remain in escrow for a period of (a) six (6) months with respect to the receivables, and (b) one (1) year with respect to the stocks, and will only be released by mutual agreement between the Parties; (iii) 10% of the Purchase Price to satisfy indemnifications for unknown contingencies, representations and warranties, including but not limited to any tax issues, which funds will remain in escrow for the period of two (2) years from the Closing Date, and will only be released by mutual agreement between the Parties; and (iv) 20% of the Purchase Price, which funds shall remain in escrow until the 2008 EBITDA is determined, in order to satisfy the payment of potential 2008 Adjusted Purchase Price. The above USD equivalents were calculated based on the actual exchange rate on the date of the funds transfer of BRL1.645/$1 USD.
A copy of the Company’s press release announcing completion of the acquisition was attached as Exhibit 99 to the Company’s initial 8-K filed on May 15, 2008 and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

The following historical financial information of Qualytextil, S.A. is attached to this Current Report and is incorporated by reference in this Item 9.01:

Exhibit Number
Independent Auditors’ Report	10.23
Balance Sheets as of April 30, 2008 and December 31, 2007	——
Statements of Profit and Loss for the period and year ended April 30, 2008 and December 31, 2007	——
Statements of Changes in Shareholders’ Equity for the period and year ended on April 30, 2008 and December 31, 2007	——
Statements of Changes in Sources and Uses of Funds for the period and year ended on April 30, 2008 and December 31, 2007	——
Statements of Cash Flows for the period and year ended on April 30, 2008 and December 31, 2007	——

The above historical financial information has been prepared in accordance with generally accepted accounting principles adopted in Brazil, based on the Corporation Law, and the accounting procedures issued by CVM – Comissão de Valores Mobiliários (Brazilian Exchange Commission) and IBRACON – Instituto dos Auditores Independentes do Brasil (the Brazilian Independent Auditors Institute).

On December 28, 2007, Brazil enacted the law 11,638/07 which changed several aspects of Law 6,404 (Publicity Traded Company) effective beginning in 2008, in order to adjust accounting practices adopted in Brazil to the International Financial Reporting Standards (IFRS).

None of the financial statements contained herein have been prepared in compliance with IFRS.

The following Balance Sheets as of December 31, 2007 and April 30, 2008 and Statements of Income for the year and the four months then ended are also presented below as converted to US dollars (“USD”) and reconciled to accounting principles generally accepted in the United States of America (“U.S. GAAP”). The unaudited condensed Statement of Income for the three months ended April 30, 2008 for Qualytextil, S.A. was prepared from internal information.

(b)	Pro Forma Financial Information.

The following unaudited proforma financial information is attached to this Current Report and is incorporated by reference in this Item 9.01:

Exhibit Number
Unaudited Condensed Combined Pro Forma Financial Statements	10.24
Unaudited Condensed Combined Pro Forma Statement of Income for the year ended January 31, 2008	10.25
Unaudited Condensed Combined Pro Forma Statement of Income for the three months ended April 30, 2008	10.26
Unaudited Condensed Combined Pro Forma Balance Sheet as of April 30, 2008	10.27

(c)	Reconciliations to US GAAP.

The following statements for Qualytextil S.A. are attached to this Current Report and are incorporated by reference in this Item 9.01:	Exhibit Number
Reconciliation of Brazilian GAAP in Brazilian Currency to US GAAP expressed in US dollars:
Balance Sheet as of April 30, 2008	10.28
Statement of Profit and Loss for the year ended December 31, 2007	10.29
Statement of Profit and Loss for the three months ended April 30, 2008	10.30

(d)	Exhibits

10.1	Stock Purchase Agreement dated May 2, 2008 among Lakeland do Brasil Empreendimentos e Participacoes Ltda. and Lakeland Industries, Inc. †*

10.2
Escrow Agreement, dated May 9, 2008, between Elder Marcos Vieira da Conceicao, as holder of the escrow account and Lakeland do Brasil Empreendimentos e Participacoes Ltda, as the escrow account beneficiary, and Banco UBS Pactual S.A., as escrow agent.*

10.3
Escrow Agreement, dated May 9, 2008, between Marcia Cristina Vieira da Conceicao Antunes, as holder of the escrow account and Lakeland do Brasil Empreendimentos e Participacoes Ltda, as the escrow account beneficiary, and Banco UBS Pactual S.A., as escrow agent.*

10.4
Escrow Agreement, dated May 9, 2008, between Miguel Antonio Dos Guimaraes Bastos, as holder of the escrow account and Lakeland do Brasil Empreendimentos e Participacoes Ltda, as the escrow account beneficiary, and Banco UBS Pactual S.A., as escrow agent.*

10.5	Management Agreement between Elder Marcos Vieira da Conceicao and Qualytextil, S.A. ‡*

10.6	Management Agreement between Marcia Cristina Vieira da Conceicao Antunes and Qualytextil, S.A. ‡*

10.7	Management Agreement between Elton de Carvalho Antunes and Qualytextil, S.A. ‡*

10.8	Management Agreement between Miguel Antonio dos Guimaraes Bastos and Qualytextil, S.A. ‡*

10.9	Second Amended and Restated Note between Lakeland Industries, Inc. and Wachovia, N.A.*

10.10	Third Modification to Note and Loan Agreement and Reaffirmation of Guaranty.*

10.11	Unconditional Guaranty between Lakeland do Brasil Empreendimentos e Participacoes Ltda., Lakeland Industries, Inc., and Wachovia Bank, N.A.*

10.12	Unconditional Guaranty between Qualytextil, S.A., Lakeland Industries, Inc., and Wachovia Bank, N.A.*

10.13	Quota Pledge Agreement among Lakeland Industries, Inc., Christopher J. Ryan, Wachovia Bank, N.A., Qualytextil S.A. and Lakeland do Brasil Empreendimentos e Participacoes Ltda. *

10.14	Share Pledge Agreement among Lakeland do Brasil Empreendimentos e Participacoes Ltda., Lakeland Industries, Inc., Wachovia Bank, N.A. and Qualytextil S.A.*

10.15	Equipment Pledge and Security Agreement among Wachovia Bank, N.A., Qualytextil S.A., Lakeland do Brasil Empreendimentos e Participacoes Ltda., and Lakeland Industries, Inc. *

10.16	Power of Attorney, Qualytextil, S.A. appointing Wachovia Bank, N.A. to the powers granted by the Bank in the Equipment Pledge and Security Agreement.*

10.17	Power of Attorney, Qualytextil, S.A. appointing Wachovia Bank, N.A. to the powers granted by the Bank in the Inventory Pledge and Security Agreement.*

10.18	Inventory Pledge and Security Agreement among Wachovia Bank, N.A., Qualytextil S.A., Lakeland do Brasil Empreendimentos e Participacoes Ltda., and Lakeland Industries, Inc.*

10.19	Accounts Receivable and Bank Account Pledge Agreement By and Between Qualytextil, S.A., as Pledgor and Wachovia Bank National Association, as Pledgee.*

10.20	Accounts Receivable Pledge Agreement By and Between Qualytextil, S.A., as Pledgor and Wachovia Bank National Association, as Pledgee.*

10.21	Debt Subordination Agreement for Lakeland do Brasil Empreendimentos e Participacoes Ltda.*

10.22	Debt Subordination Agreement for Qualytextil, S.A.*

10.23	Independent Auditors’ Report °

10.24	Unaudited Condensed Combined Pro Forma Financial Statements °

10.25	Unaudited Condensed Combined Pro Forma Statement of Income for the year ended January 31, 2008 °

10.26	Unaudited Condensed Combined Pro Forma Statement of Income for the three months ended April 30, 2008 °

10.27	Unaudited Condensed Combined Pro Forma Balance Sheet as of April 30, 2008 °

10.28	Balance Sheet as of April 30, 2008 °

10.29	Statement of Profit and Loss for the year ended December 31, 2007 °

10.30	Statement of Profit and Loss for the three months ended April 30, 3008 °

99.1	Press Release issued by Lakeland Industries, Inc. on May 14, 2008, titled “Lakeland Industries Completes Acquisition of Brazilian Protective Apparel Supplier Qualytextil, S.A.”*

†	All schedules and similar attachments to the Stock Purchase Agreement have been omitted. Copies of such schedules and similar attachments will be furnished supplementally to the SEC upon request.
‡	Management compensatory plan or arrangement.
*	Incorporated by reference to original 8-K filing dated May 15, 2008.
°	Filed herein

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAKELAND INDUSTRIES, INC.

Date March 11, 2010	/s/ Christopher J. Ryan
Christopher J. Ryan
President & CEO